UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 21, 2024
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Veralto Corporation
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-41770	92-1941413
(Commission File Number)	(IRS Employer Identification No.)

225 Wyman St., Suite 250
Waltham, MA 02451	781-755-3655
(Address of Principal Executive Offices)	(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	VLTO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 21, 2024, Veralto Corporation (the “Company”) held its 2024 annual meeting of shareholders. At the annual meeting, the Company’s shareholders voted on the following proposals:

1.To elect the three Class I directors named in the Company’s proxy statement to a three-year term expiring at the 2027 annual meeting of shareholders and until his or her successor is elected and qualified. Each nominee for Class I director was elected by a vote of the shareholders as follows:

	For	Against	Abstain	Broker Non-Votes
Françoise Colpron	202,938,179	12,129,492	179,477	11,187,621
Shyam P. Kambeyanda	203,105,490	11,960,765	180,893	11,187,621
William H. King	194,249,331	20,818,118	179,699	11,187,621
2.To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The proposal was approved by a vote of shareholders as follows:

For	225,487,322
Against	478,197
Abstain	469,250
3.To approve on an advisory basis the Company’s named executive officer compensation. The proposal was approved by a vote of shareholders as follows:

For	197,475,017
Against	17,597,136
Abstain	174,995
Broker Non-Votes	11,187,621
4.To hold an advisory vote relating to the frequency of future shareholder advisory votes on the Company’s named executive officer compensation. The Company’s shareholders voted as follows on this proposal:

One Year	213,329,492
Two Years	264,463
Three Years	1,544,859
Abstain	108,334
Broker Non-Votes	11,187,621

Based on the voting results set forth above, the Company has adopted a policy to hold an annual advisory vote on named executive officer compensation until the next required vote on the frequency of shareholder advisory votes on the Company’s named executive officer compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERALTO CORPORATION

Date: May 21, 2024	By:	/s/ James A. Tanaka
Name: James A. Tanaka
Title: Vice President, Securities & Governance and Secretary